UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 13, 2007
(Date of earliest event reported)
ATS MEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-18602

Minnesota (State or other jurisdiction of incorporation)	41-1595629 (IRS Employer Identification No.)
3905 Annapolis Lane N.
Minneapolis, Minnesota 55447
(Address of principal executive offices, including zip code)
(763) 553-7736
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Form of Restricted Stock Unit Award Agreement
Bylaws as Amended

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On February 13, 2007, the Personnel and Compensation Committee (the “Committee”) of the Board of Directors of ATS Medical, Inc. (the “Company”) took three actions with respect to executive and director compensation:
     (i) The Committee approved a change in Michael Kramer’s title from Senior Director of Finance to Acting Chief Financial Officer, and in connection with this change approved an increase in his base salary from $140,000 to $160,000 effective as of January 1, 2007, as well as an increase in his potential bonus under the 2006 Management Incentive Compensation Plan from 30% to 35% of his prorated base salary for 2006, and an award of 20,000 restricted stock units (“RSUs”). The RSUs were granted to Mr. Kramer under the Company’s 2000 Stock Incentive Plan and will vest in five equal installments over the next five years.
     (ii) In connection with Marc Sportsman’s departure, the Committee authorized the acceleration of vesting of the last tranche of 62,500 options to vest under a stock option granted to Mr. Sportsman in March 2003, which options were scheduled to vest in March 2007. Although vesting of the options was accelerated, Mr. Sportsman’s ability to exercise the options was conditioned upon the execution and final effectiveness of a mutually agreeable separation agreement with the Company.
     (iii) The Committee also approved the Form of Restricted Stock Unit Award Agreement for use in awarding restricted stock units to non-employee directors under the Company’s 2000 Stock Incentive Plan.
     The Form of Restricted Stock Unit Award Agreement is filed as an exhibit to this Current Report on Form 8-K.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 13, 2007, the Board of Directors of the Company amended Sections 5.01 and 5.03 of the Company’s Bylaws to allow the shares of the Company’s capital stock to be either certificated or uncertificated, or a combination thereof. This change in the Bylaws was required in order for the Company to be eligible to participate in the Direct Registration System (“DRS”). Under a new NASDAQ rule approved by the Securities and Exchange Commission late last year, the Company is required to be “DRS eligible” no later than January 1, 2008. Participation in the DRS will allow the Company’s shareholders to establish, either through the Company’s transfer agent or a broker dealer, a book entry position on the stock record books of the Company and to electronically transfer shares of the Company’s stock without the delivery of physical certificates.
     The Bylaws, as amended on February 13, 2007, are filed an exhibit to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d)       Exhibits
     10.1       Form of Restricted Stock Unit Award Agreement for awards to Non-Employee Directors under 2000 Stock Incentive Plan.
     10.2       Bylaws of ATS Medical, Inc. as amended February 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATS MEDICAL, INC.
By:	/s/ Michael D. Dale
Michael D. Dale
Chief Executive Officer

Date: February 20, 2007

EXHIBIT INDEX
     10.1       Form of Restricted Stock Unit Award Agreement for awards to Non-Employee Directors under 2000 Stock Incentive Plan.
     10.2       Bylaws of ATS Medical, Inc. as amended February 13, 2007.